Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

2nd Quarter Ended June 30, 2012

Investor Contact:	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Keith Lennox
Phone: (646) 794-0750
Email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or security of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•

Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 26 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Change		2012	2011	Change
HIGHLIGHTS
Gross premiums written	$646,870	$519,598	24.5%		$1,327,799	$1,080,286	22.9%
Net premiums written	494,710	395,803	25.0%		1,083,663	876,674	23.6%
Net premiums earned	429,747	355,307	21.0%		831,637	690,183	20.5%
Underwriting income (loss)	63,800	9,322	584.4%		122,984	(66,292)	n.m.
Net income	96,351	93,800	2.7%		314,507	102,420	207.1%
Operating income	87,318	44,190	97.6%		178,823	2,842	n.m.
Total shareholders’ equity	3,283,901	3,044,417	7.9%		3,283,901	3,044,417	7.9%
Cash flows from operating activities	158,956	186,931	(15.0%)		301,773	361,846	(16.6%)

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$2.66	$2.45	8.6%		$8.56	$2.69	218.2%
Operating income	$2.41	$1.15	109.6%		$4.87	$0.08	n.m.
Diluted earnings per share
Net income	$2.59	$2.36	9.7%		$8.41	$2.57	227.2%
Operating income	$2.35	$1.11	111.7%		$4.78	$0.07	n.m.
Book value per share	$91.36	$80.23	13.9%		$91.36	$80.23	13.9%
Diluted book value per share	$88.24	$76.68	15.1%		$88.24	$76.68	15.1%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	11.8%	12.6%	(0.8	) pts	19.6%	6.8%	12.8	pts
Annualized ROAE, operating income	10.7%	6.0%	4.7	pts	11.1%	0.2%	10.9	pts
Financial statement portfolio return	0.6%	1.3%	(0.7	) pts	2.6%	2.2%	0.4	pts

Loss and loss expense ratio	55.9%	66.4%	(10.5	) pts	56.0%	78.3%	(22.3	) pts
Acquisition cost ratio	12.0%	12.1%	(0.1	) pts	11.9%	11.7%	0.2	pts
General and administrative expense ratio	17.2%	18.9%	(1.7	) pts	17.3%	19.6%	(2.3	) pts

Expense ratio	29.2%	31.0%	(1.8	) pts	29.2%	31.3%	(2.1	) pts

Combined ratio	85.1%	97.4%	(12.3	) pts	85.2%	109.6%	(24.4	) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Six Months Ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	June 30, 2012	June 30, 2011
Revenues
Gross premiums written	$646,870	$680,929	$416,537	$442,698	$519,598	$1,327,799	$1,080,286
Net premiums written	$494,710	$588,953	$306,832	$350,260	$395,803	$1,083,663	$876,674

Net premiums earned	$429,747	$401,890	$395,469	$371,340	$355,307	$831,637	$690,183
Net investment income	42,451	47,209	45,489	47,883	52,368	89,660	102,576
Net realized investment gains (losses)	8,663	133,581	31,632	(130,809)	58,878	142,244	109,254
Other income	—	—	66,744	35,000	—	—	—

Total revenues	$480,861	$582,680	$539,334	$323,414	$466,553	$1,063,541	$902,013

Expenses
Net losses and loss expenses	$240,380	$225,202	$213,345	$205,546	$235,813	$465,582	$540,265
Acquisition costs	51,588	47,138	46,562	39,680	42,971	98,726	81,053
General and administrative expenses	73,979	70,366	70,492	66,007	67,201	144,345	135,157
Amortization of intangible assets	634	633	678	767	766	1,267	1,533
Interest expense	14,001	13,756	13,754	13,748	13,745	27,757	27,487
Foreign exchange (gain) loss	(1,019)	(81)	(549)	2,966	1,184	(1,100)	742

Total expenses	$379,563	$357,014	$344,282	$328,714	$361,680	$736,577	$786,237

Income (Loss) before income taxes	$101,298	$225,666	$195,052	$(5,300)	$104,873	$326,964	$115,776
Income tax expense	4,947	7,510	11,952	5,672	11,073	12,457	13,356

Net income (loss)	$96,351	$218,156	$183,100	$(10,972)	$93,800	$314,507	$102,420

GAAP Ratios
Loss and loss expense ratio	55.9%	56.0%	53.9%	55.4%	66.4%	56.0%	78.3%
Acquisition cost ratio	12.0%	11.7%	11.8%	10.7%	12.1%	11.9%	11.7%
General and administrative expense ratio	17.2%	17.5%	17.8%	17.8%	18.9%	17.3%	19.6%

Expense ratio	29.2%	29.2%	29.6%	28.5%	31.0%	29.2%	31.3%

Combined ratio	85.1%	85.2%	83.5%	83.9%	97.4%	85.2%	109.6%

Per Share Data
Basic earnings per share
Net income (loss)	$2.66	$5.86	$4.80	$(0.29)	$2.45	$8.56	$2.69
Operating income	$2.41	$2.46	$2.48	$2.26	$1.15	$4.87	$0.08
Diluted earnings per share
Net income (loss)	$2.59	$5.70	$4.63	$(0.29)	$2.36	$8.41	$2.57
Operating income	$2.35	$2.39	$2.40	$2.19	$1.11	$4.78	$0.07

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Six Months Ended
	June 30, 2012		June 30, 2011		June 30, 2012		June 30, 2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
U.S. Insurance	$265,974	41.1%	$226,738	43.6%	$470,185	35.4%	$410,040	38.0%
International Insurance	183,593	28.4%	178,593	34.4%	297,183	22.4%	289,918	26.8%
Reinsurance	197,303	30.5%	114,267	22.0%	560,431	42.2%	380,328	35.2%

Total	$646,870	100.0%	$519,598	100.0%	$1,327,799	100.0%	$1,080,286	100.0%

Gross Premiums Written by Geographic Location
United States	$349,577	54.0%	$269,193	51.8%	$738,548	55.6%	$575,824	53.3%
Bermuda	193,195	29.9%	177,850	34.2%	375,358	28.3%	348,318	32.2%
Europe	60,008	9.3%	58,209	11.2%	135,384	10.2%	122,288	11.3%
Singapore	40,128	6.2%	10,331	2.0%	69,311	5.2%	25,567	2.4%
Hong Kong	3,962	0.6%	4,015	0.8%	9,198	0.7%	8,289	0.8%

Total	$646,870	100.0%	$519,598	100.0%	$1,327,799	100.0%	$1,080,286	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS

	Three Months Ended				Six Months Ended
	June 30, 2012		June 30, 2011		June 30, 2012		June 30, 2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Insurance
General casualty	$78,323	29.4%	$56,538	24.9%	$126,749	27.0%	$97,523	23.8%
Professional liability	66,655	25.1%	58,773	25.9%	125,857	26.8%	113,742	27.7%
Healthcare	46,241	17.4%	50,246	22.2%	93,276	19.8%	95,573	23.3%
General property	37,210	14.0%	32,910	14.5%	55,639	11.8%	46,523	11.3%
Programs	25,579	9.6%	20,292	8.9%	48,888	10.4%	40,154	9.8%
Other	11,966	4.5%	7,979	3.6%	19,776	4.2%	16,525	4.1%

Total	$265,974	100.0%	$226,738	100.0%	$470,185	100.0%	$410,040	100.0%

International Insurance
General property	$61,276	33.4%	$63,319	35.5%	$98,017	33.0%	$100,530	34.7%
Professional liability	52,872	28.8%	48,193	27.0%	83,816	28.2%	77,091	26.6%
General casualty	43,110	23.5%	45,300	25.4%	64,850	21.8%	68,729	23.7%
Healthcare	20,291	11.1%	19,235	10.8%	40,330	13.6%	39,855	13.7%
Other	6,044	3.2%	2,546	1.3%	10,170	3.4%	3,713	1.3%

Total	$183,593	100.0%	$178,593	100.0%	$297,183	100.0%	$289,918	100.0%

Reinsurance
Property	$121,750	61.7%	$64,028	56.0%	$275,349	49.1%	$183,218	48.2%
Casualty	52,815	26.8%	38,682	33.9%	148,393	26.5%	144,816	38.1%
Specialty	22,738	11.5%	11,557	10.1%	136,689	24.4%	52,294	13.7%

Total	$197,303	100.0%	$114,267	100.0%	$560,431	100.0%	$380,328	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended June 30, 2012
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals

Revenues
Gross premiums written	$265,974	$183,593	$197,303	$646,870
Net premiums written	$196,661	$111,342	$186,707	$494,710

Net premiums earned	$162,785	$82,605	$184,357	$429,747

Total revenues	$162,785	$82,605	$184,357	$429,747

Expenses
Net losses and loss expenses	$103,074	$22,233	$115,073	$240,380
Acquisition costs	21,250	(582)	30,920	51,588
General and administrative expenses	34,730	21,648	17,601	73,979

Total expenses	$159,054	$43,299	$163,594	$365,947

Underwriting income	$3,731	$39,306	$20,763	$63,800

Net investment income				42,451
Net realized investment gains				8,663
Amortization of intangible assets				(634)
Interest expense				(14,001)
Foreign exchange gain				1,019

Income before income taxes				$101,298

GAAP Ratios
Loss and loss expense ratio	63.3%	26.9%	62.4%	55.9%
Acquisition cost ratio	13.1%	(0.7%)	16.8%	12.0%
General and administrative expense ratio	21.3%	26.2%	9.5%	17.2%

Expense ratio	34.4%	25.5%	26.3%	29.2%

Combined ratio	97.7%	52.4%	88.7%	85.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended June 30, 2011
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals

Revenues
Gross premiums written	$226,738	$178,593	$114,267	$519,598
Net premiums written	$172,887	$108,985	$113,931	$395,803

Net premiums earned	$145,857	$79,956	$129,494	$355,307

Total revenues	$145,857	$79,956	$129,494	$355,307

Expenses
Net losses and loss expenses	$92,595	$72,082	$71,136	$235,813
Acquisition costs	18,876	(747)	24,842	42,971
General and administrative expenses	31,253	20,653	15,295	67,201

Total expenses	$142,724	$91,988	$111,273	$345,985

Underwriting income (loss)	$3,133	$(12,032)	$18,221	$9,322

Net investment income				52,368
Net realized investment gains				58,878
Amortization of intangible assets				(766)
Interest expense				(13,745)
Foreign exchange loss				(1,184)

Income before income taxes				$104,873

GAAP Ratios
Loss and loss expense ratio	63.5%	90.2%	54.9%	66.4%
Acquisition cost ratio	12.9%	(0.9%)	19.2%	12.1%
General and administrative expense ratio	21.4%	25.8%	11.8%	18.9%

Expense ratio	34.3%	24.9%	31.0%	31.0%

Combined ratio	97.8%	115.1%	85.9%	97.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Six Months Ended June 30, 2012
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals

Revenues
Gross premiums written	$470,185	$297,183	$560,431	$1,327,799
Net premiums written	$350,507	$183,951	$549,205	$1,083,663

Net premiums earned	$316,143	$162,476	$353,018	$831,637

Total revenues	$316,143	$162,476	$353,018	$831,637

Expenses
Net losses and loss expenses	$200,778	$60,333	$204,471	$465,582
Acquisition costs	41,222	(1,110)	58,614	98,726
General and administrative expenses	65,774	44,049	34,522	144,345

Total expenses	$307,774	$103,272	$297,607	$708,653

Underwriting income	$8,369	$59,204	$55,411	$122,984

Net investment income				89,660
Net realized investment gains				142,244
Amortization of intangible assets				(1,267)
Interest expense				(27,757)
Foreign exchange gain				1,100

Income before income taxes				$326,964

GAAP Ratios
Loss and loss expense ratio	63.5%	37.1%	57.9%	56.0%
Acquisition cost ratio	13.0%	(0.7%)	16.6%	11.9%
General and administrative expense ratio	20.8%	27.1%	.8%	17.3%

Expense ratio	33.8%	26.4%	26.4%	29.2%

Combined ratio	97.3%	63.5%	84.3%	85.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Six Months Ended June 30, 2011
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals

Revenues
Gross premiums written	$410,040	$289,918	$380,328	$1,080,286
Net premiums written	$312,789	$183,895	$379,990	$876,674

Net premiums earned	$281,338	$156,246	$2,599	$690,183

Total revenues	$281,338	$156,246	$252,599	$690,183

Expenses
Net losses and loss expenses	$208,426	$143,266	$188,573	$540,265
Acquisition costs	36,978	(2,603)	46,678	81,053
General and administrative expenses	62,052	41,381	31,724	135,157

Total expenses	$307,456	$182,044	$266,975	$756,475

Underwriting loss	$(26,118)	$(25,798)	$(14,376)	$(66,292)

Net investment income				102,576
Net realized investment gains				109,254
Amortization of intangible assets				(1,533)
Interest expense				(27,487)
Foreign exchange loss				(742)

Income before income taxes				$115,776

GAAP Ratios
Loss and loss expense ratio	74.1%	91.7%	74.7%	78.3%
Acquisition cost ratio	13.1%	(1.7%)	18.5%	11.7%
General and administrative expense ratio	22.1%	26.5%	12.6%	19.6%

Expense ratio	35.2%	24.8%	31.1%	31.3%

Combined ratio	109.3%	116.5%	105.8%	109.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Six Months Ended
	June 30, 2012		June 30, 2011		June 30, 2012		June 30, 2011
	Amount	% of NPE	Amount	% of NPE(2)	Amount	% of NPE	Amount	% of NPE(2)
U.S. Insurance
Current year - non-catastrophe	$109,251	67.1%	$86,251	64.6%	$214,160	67.7%	$179,913	66.9%
Current year - property catastrophe	—	0.0%	5,000	3.7%	—	0.0%	5,000	1.9%
Prior year	(6,177)	(3.8%)	(10,185)	(7.6%)	(13,382)	(4.2%)	11,984	4.5%
Impact of prior year commutation(1)	—	0.0%	11,529	2.8%	—	0.0%	11,529	0.8%

Net losses and loss expenses	$103,074	63.3%	$92,595	63.5%	$200,778	63.5%	$208,426	74.1%

International Insurance
Current year - non-catastrophe	$51,343	62.1%	$53,676	67.2%	$109,740	67.5%	$110,259	70.6%
Current year - property catastrophe	—	0.0%	30,450	38.1%	—	0.0%	73,650	47.1%
Prior year	(29,110)	(35.2%)	(12,044)	(15.1%)	(49,407)	(30.4%)	(40,643)	(26.0%)

Net losses and loss expenses	$22,233	26.9%	$72,082	90.2%	$60,333	37.1%	$143,266	91.7%

Reinsurance
Current year - non-catastrophe	$121,708	66.0%	$72,137	55.7%	$223,086	63.2%	$138,494	54.9%
Current year - property catastrophe	—	0.0%	32,000	24.7%	—	0.0%	121,000	47.9%
Prior year	(6,635)	(3.6%)	(33,001)	(25.5%)	(18,615)	(5.3%)	(70,921)	(28.1%)

Net losses and loss expenses	$115,073	62.4%	$71,136	54.9%	$204,471	57.9%	$188,573	74.7%

Consolidated
Current year - non-catastrophe	$282,302	65.7%	$212,064	61.8%	$546,986	65.8%	$428,666	63.2%
Current year - property catastrophe	—	0.0%	67,450	19.7%	—	0.0%	199,650	29.5%
Prior year	(41,922)	(9.8%)	(55,230)	(16.1%)	(81,404)	(9.8%)	(99,580)	(14.7%)
Impact of prior year commutation(1)	—	0.0%	11,529	1.0%	—	0.0%	11,529	0.3%

Net losses and loss expenses	$240,380	55.9%	$235,813	66.4%	$465,582	56.0%	$540,265	78.3%

(1)	Reflects the impact of the commutation of prior year contracts in the three and six months ended June 30, 2011, which increased prior year net losses and loss expenses by $11.5 million and increased net premiums earned by $12.4 million.
(2)	Current year and prior year losses as a % of net premiums earned are calculated excluding the effect of the commutation on net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED BALANCE SHEETS

	As of June 30, 2012	As of December 31, 2011

ASSETS
Fixed maturity investments available for sale, at fair value	$30,214	$244,016
Fixed maturity investments trading, at fair value	6,796,109	6,254,686
Equity securities trading, at fair value	454,205	367,483
Other invested assets trading, at fair value	520,890	540,409

Total investments	7,801,418	7,406,594
Cash and cash equivalents	864,450	633,996
Restricted cash	239,376	82,608
Insurance balances receivable	845,663	652,158
Prepaid reinsurance	259,289	226,721
Reinsurance recoverable	1,073,612	1,002,919
Accrued investment income	30,117	38,263
Net deferred acquisition costs	129,818	100,334
Goodwill	268,376	268,376
Intangible assets	52,631	53,898
Balances receivable on sale of investments	635,727	580,443
Net deferred tax assets	28,477	22,646
Other assets	48,697	53,202

TOTAL ASSETS	$12,277,651	$11,122,158

LIABILITIES
Reserve for losses and loss expenses	$5,377,518	$5,225,143
Unearned premiums	1,363,006	1,078,412
Reinsurance balances payable	128,306	124,539
Balances due on purchases of investments	1,220,246	616,728
Senior notes	798,080	797,949
Dividends payable	—	14,302
Accounts payable and accrued liabilities	106,594	116,063

TOTAL LIABILITIES	$8,993,750	$7,973,136

SHAREHOLDERS’ EQUITY
Common shares: 2012: par value CHF 13.69 per share and 2011: par value CHF 14.03 per share (2012: 40,003,642; 2011: 40,003,642 shares issued and 2012: 35,942,964; 2011: 37,742,131 shares outstanding)	$543,452	$557,153
Additional paid-in capital	52,815	78,225
Treasury shares, at cost (2012: 4,060,678; 2011: 2,261,511)	(264,037)	(136,590)
Retained earnings	2,950,257	2,635,750
Accumulated other comprehensive income	1,414	14,484

TOTAL SHAREHOLDERS’ EQUITY	$3,283,901	$3,149,022

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$12,277,651	$11,122,158

Book value per share	$91.36	$83.44
Diluted book value per share	$88.24	$80.11

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	Fair Value June 30, 2012		Fair Value December 31, 2011

FAIR VALUE
Fixed maturity securities	$6,826,323	76.7%	$6,498,702	80.0%
Equity securities	454,205	5.1%	367,483	4.5%
Other invested assets trading	520,890	5.8%	540,409	6.7%
Cash and cash equivalents	1,103,826	12.4%	716,604	8.8%

Total	$8,905,244	100.0%	$8,123,198	100.0%

ASSET ALLOCATION BY FAIR VALUE
U.S. government securities	$1,262,037	14.2%	$1,087,633	13.4%
U.S. government agencies	483,318	5.4%	224,262	2.7%
Non-U.S. government and government agencies	315,493	3.5%	256,756	3.2%
State, municipalities and political subdivisions	39,741	0.4%	167,381	2.1%
Corporate securities	2,038,944	22.9%	2,431,381	29.9%
Mortgage-backed securities	2,269,371	25.5%	1,818,091	22.4%
Asset-backed securities	417,419	4.7%	513,198	6.3%

Fixed income sub-total	6,826,323	76.6%	6,498,702	80.0%
Private equity (funded)	109,514	1.2%	108,865	1.3%
Hedge funds	411,376	4.6%	431,544	5.4%
Equity securities	454,205	5.1%	367,483	4.5%
Cash and cash equivalents	1,103,826	12.5%	716,604	8.8%

Total	$8,905,244	100.0%	$8,123,198	100.0%

FIXED INCOME CREDIT QUALITY BY FAIR VALUE
U.S. government and agencies	$1,745,355	25.6%	$1,311,895	20.2%
AAA/Aaa	1,054,660	15.4%	1,336,221	20.6%
AA/Aa	2,164,228	31.7%	1,656,861	25.4%
A/A	956,554	14.0%	1,148,138	17.7%
BBB/Baa	318,295	4.7%	565,105	8.7%
BB	197,898	2.9%	168,095	2.6%
B/B	156,155	2.3%	103,324	1.6%
CCC+ and below	233,178	3.4%	209,063	3.2%

Total	$6,826,323	100.0%	$6,498,702	100.0%

STATISTICS
Annualized book yield, year to date	2.2%		2.5%
Duration*	2.0 years		1.9 years
Average credit quality (S&P)	AA-		AA-

*	Includes only cash and cash equivalents and fixed maturity investments

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

	Fair Value June 30, 2012	Average Rating	Portfolio Percentage
Cash and cash equivalents	$1,103,826	AAA	12.5%
U.S. government securities	1,262,037	AA+	14.2%
U.S. government agencies	483,318	AA+	5.4%
Non-U.S. government and government agencies	315,493	AA+	3.5%
State, municipalities and political subdivisions	39,741	AA-	0.4%
Mortgage-backed securities:
Agency MBS	1,710,596	AA+	19.2%
Non-agency RMBS	101,052	A+	1.1%
Non-agency RMBS - Non investment grade	197,303	CCC	2.2%
CMBS	260,420	AA+	3.0%

Total mortgage-backed securities	2,269,371		25.5%
Corporate securities:
Financials	961,728	A+	10.8%
Industrials	1,019,043	BBB	11.4%
Utilities	58,173	BBB	0.7%

Total corporate securities	2,038,944		22.9%
Asset-backed securities:
Credit cards	24,706	AAA	0.3%
Auto receivables	33,983	AAA	0.4%
Student Loans	175,405	AA+	2.0%
Collateralized loan obligations	161,495	AA+	1.8%
Other	21,830	AAA	0.2%

Total asset-backed securities	417,419		4.7%

Private equity	109,514	N/A	1.2%
Hedge funds	411,376	N/A	4.6%
Equities	454,205	N/A	5.1%

Total investment portfolio	$8,905,244		100.0%

Top 10 Corporate Exposures

Corporate	Fair Value June 30, 2012	Portfolio Percentage
Citigroup Inc.	$52,912	0.6%
Bank of America Corp.	50,427	0.6%
JPMorgan Chase & Co.	40,525	0.5%
Morgan Stanley	34,192	0.4%
AT&T Inc.	30,216	0.3%
Wells Fargo & Co.	29,848	0.3%
Den Norske Bank ASA	29,042	0.3%
Mitsubishi UFJ Financial	27,697	0.3%
HSBC Holdings PLC	26,885	0.3%
American Express Co.	26,231	0.3%

Other Invested Asset Fund Details	Fair Value June 30, 2012	Unfunded Commitments
Private Equity:
Primary and secondary	$78,199	$167,013
Mezzanine debt	21,756	94,022
Distressed	9,559	8,699

Total private equity	109,514	269,734

Hedge Funds:
Distressed	41,131	—
Equity long/short	165,482	—
Multi-strategy	136,160	—
Event driven	68,603	—

Total hedge funds	411,376	—

Total other invested assets	$520,890	$269,734

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

	June 30, 2012			December 31, 2011
	Non-Agency RMBS		Commercial Mortgage Backed Securities	Non-Agency RMBS		Commercial Mortgage Backed Securities
Credit Quality by Fair Value	Non Investment Grade Strategy	Core Fixed Income Account		Non Investment Grade Strategy	Core Fixed Income Account

AAA	$12,437	$55,130	$216,150	$12,073	$72,415	$299,960
AA	516	9,110	19,271	391	7,642	30,466
A	—	8,316	22,411	—	8,077	531
BBB	289	2,301	2,588	287	1,515	414
BB	3,214	15,914	—	2,978	16,635	—
B	4,286	9,742	—	3,587	12,257	—
CCC	98,623	539	—	97,611	1,347	—
CC	16,377	—	—	10,289	457	—
D	61,561	—	—	55,266	—	—

Total fair value	$197,303	$101,052	$260,420	$182,482	$120,345	$331,371

Average credit rating	CCC	A+	AA+	CCC	A+	AAA
Average credit enhancement **	16.6%	12.7%	34.6%	20.1%	10.9%	36.1%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - JUNE 30, 2012

			Sovereign Guaranteed Financial Institutions		Mortgage-Backed Securities			Asset- Backed Securities	Corporate Securities
Region	Country	Sovereign*		State and Municipalities	Agency MBS	RMBS	CMBS		Financials	Industrials	Utilities	Equity Securities	Total Exposure

Africa	South Africa	$9,233	$—	$—	$—	$—	$—	$—	$—	$6,203	$—	$—	$15,436

Australia	Australia	37,810	48,082	—	—	—	—	—	15,304	25,483	—	8,545	135,224

Europe	Belgium	—	21,668	—	—	—	—	—	—	24,534	—	—	46,202
	Denmark	—	34,939	—	—	—	—	—	—	—	—	—	34,939
	France	—	—	—	—	—	—	7,614	19,050	21,142	—	10,654	58,460
	Germany	27,213	43,723	—	—	—	—	—	7,260	16,140	—	—	94,336
	Ireland	—	—	—	—	—	—	—	—	85		—	85
	Italy	—	—	—	—	—	—	—	—	1,241	1,645	—	2,886
	Luxembourg	—	—	—	—	—	—	—	—	13,005	—	—	13,005
	Netherlands	—	38,151	—	—	—	—	—	11,410	11,777	—	10,822	72,160
	Norway	—	7,807	—	—	—	—	—	52,145	2,760	—	5,130	67,842
	Russia	—	—	—	—	—	—	—	2,676	7,207	2,100	—	11,983
	Spain	—	—	—	—	—	—	—	—	12,233	—	—	12,233
	Sweden	—	—	—	—	—	—	—	28,950	—	—	—	28,950
	Switzerland	10,727	—	—	—	—	—	—	17,643	3,450	—	17,648	49,468
	United Kingdom	24,249	5,220	—	—	—	—	13,481	79,637	74,333	—	—	196,920

	Total	62,189	151,508	—	—	—	—	21,095	218,771	187,907	3,745	44,254	689,469

Latin America	Brazil	—	—	—	—	—	—	—	695	6,140	5,833	—	12,668
	Chile	—	—	—	—	—	—	—	—	—	—	2,618	2,618
	Colombia	—	—	—	—	—	—	—	—	—	—	—	—
	Mexico	8,912	—	—	—	—	—	—	—	1,846	—	—	10,758
	Puerto Rico	—	—	—	—	—	—	—	—	361	—	—	361

	Total	8,912	—	—	—	—	—	—	695	8,347	5,833	2,618	26,405

North America	Bermuda	—	—	—	—	—	—	—	—	—	—	3,022	3,022
	Canada	105,430	—	—	—	—	—	—	61,106	34,891	1,329	20,461	223,217
	Cayman Islands	—	—	—	—	—	—	117,073	—	—	—	—	117,073
	United States	1,773,322	—	39,741	1,710,596	298,355	260,420	279,251	493,494	740,743	44,099	298,224	5,938,245

	Total	1,878,752	—	39,741	1,710,596	298,355	260,420	396,324	554,600	775,634	45,428	321,707	6,281,557

Asia / Middle East	China	—	—	—	—	—	—	—	—	—	—	10,114	10,114
	Hong Kong	—	—	—	—	—	—	—	—	3,311	—	2,558	5,869
	India	—	—	—	—	—	—	—	—	—	—	—	—
	Israel	—	—	—	—	—	—	—	—	622	—	7,310	7,932
	Japan	—	—	—	—	—	—	—	19,951	11,536	—	2,676	34,163
	Malaysia	—	—	—	—	—	—	—	—	—	—	—	—
	Philippines	—	—	—	—	—	—	—	—	—	—	8,669	8,669
	Qatar	—	6,321	—	—	—	—	—	—	—	—	—	6,321
	Singapore	—	—	—	—	—	—	—	—	—	—	37,214	37,214
	South Korea	—	6,101	—	—	—	—	—	2,132	—	3,167	—	11,400
	Taiwan	—	—	—	—	—	—	—	—	—	—	8,540	8,540
	UAE	—	—	—	—	—	—	—	2,215	—	—	—	2,215

	Total	—	12,422	—	—	—	—	—	24,298	15,469	3,167	77,081	132,437

	Grand Total	$1,996,896	$212,012	$39,741	$1,710,596	$298,355	$260,420	$417,419	$813,668	$1,019,043	$58,173	$454,205	$7,280,528

*	Allied World has no direct exposure to any of the Sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RESERVE FOR LOSSES AND LOSS EXPENSES

	As of June 30, 2012
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Total

Case reserves (net of reinsurance recoverable)	$360,785	$382,907	$471,661	$1,215,353
IBNR (net of reinsurance recoverable)	928,388	1,261,937	898,228	3,088,553

Total	$1,289,173	$1,644,844	$1,369,889	$4,303,906

IBNR/Total reserves (net of reinsurance recoverable)	72.0%	76.7%	65.6%	71.8%

	As of December 31, 2011
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Total

Case reserves (net of reinsurance recoverable)	$313,750	$400,292	$455,940	$1,169,982
IBNR (net of reinsurance recoverable)	910,383	1,284,434	857,425	3,052,242

Total	$1,224,133	$1,684,726	$1,313,365	$4,222,224

IBNR/Total reserves (net of reinsurance recoverable)	74.4%	76.2%	65.3%	72.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of June 30, 2012	As of December 31, 2011

Senior notes	$798,080	$797,949
Shareholders’ equity	3,283,901	3,149,022

Total capitalization	$4,081,981	$3,946,971

Leverage ratios
Debt to total capitalization	19.6%	20.2%

Closing shareholders’ equity	$3,283,901	$3,149,022
Deduct: accumulated other comprehensive income	(1,414)	(14,484)

Adjusted shareholders’ equity	$3,282,487	$3,134,538

Net premiums written (trailing 12 months)	$1,740,755	$1,533,766
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.53	0.49

Total investments and cash & cash equivalents	$8,905,244	$8,123,198
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.71	2.59

Reserve for losses and loss expenses	$5,377,518	$5,225,143
Deduct: reinsurance recoverable	(1,073,612)	(1,002,919)

Net reserve for losses and loss expenses	$4,303,906	4,222,224
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.31	1.35

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

SHARE REPURCHASE DETAIL

Period	Aggregate Cost of Shares Repurchased	Number of Shares Repurchased	Average Price paid Per Share Repurchased	Average Diluted Book Value Per Share(1)	Average Repurchase Price to Diluted Book Value	Remaining Share Repurchase Authorization

Three Months Ended:
March 31, 2011	$60,000	969,163	$61.91	$74.26	83.4%
June 30, 2011	—	—	—	75.46	NA
September 30, 2011	—	—	—	76.05	NA
December 31, 2011	26,700	450,000	59.33	77.77	76.3%

Total - 2011	$86,700	1,419,163	$61.09	$75.37	81.1%

Three Months Ended:
March 31, 2012	$93,023	1,430,804	$65.01	$82.80	78.5%
June 30, 2012	66,436	905,383	73.38	86.86	84.5%

Total - 2012	$159,459	2,336,187	$68.26	$84.37	80.9%	$514,715

(1)	Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

OPERATING INCOME RECONCILIATION AND

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Six Months Ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	June 30, 2012	June 30, 2011

Net income (loss)	$96,351	$218,156	$183,100	$(10,972)	$93,800	$314,507	$102,420
Add after tax effect of:
Net realized investment (gains) losses	(8,014)	(126,570)	(26,332)	126,440	(50,795)	(134,584)	(100,320)
Other income - termination fee	—	—	(61,538)	(32,270)	—	—	—
Foreign exchange (gain) loss	(1,019)	(81)	(549)	2,966	1,184	(1,100)	742

Operating income	$87,318	$91,505	$94,681	$86,164	$44,189	$178,823	$2,842

Weighted average common shares outstanding
Basic	36,288,596	37,205,166	38,138,558	38,110,368	38,346,489	36,746,881	38,061,724
Diluted	37,189,722	38,284,635	39,524,273	39,340,710 *	39,800,753	37,395,559	39,873,418

Basic per share data
Net income (loss)	$2.66	$5.86	$4.80	$(0.29)	$2.45	$8.56	$2.69
Add after tax effect of:
Net realized investment (gains) losses	(0.22)	(3.40)	(0.69)	3.32	(1.32)	(3.66)	(2.64)
Other income - termination fee	—	—	(1.62)	(0.85)	—	—	—
Foreign exchange (gain) loss	(0.03)	—	(0.01)	0.08	0.02	(0.03)	0.03

Operating income	$2.41	$2.46	$2.48	$2.26	$1.15	$4.87	$0.08

Diluted per share data
Net income (loss)	$2.59	$5.70	$4.63	$(0.29)*	$2.36	$8.41	$2.57
Add after tax effect of:
Net realized investment (gains) losses	(0.22)	(3.31)	(0.67)	3.21	(1.28)	(3.60)	(2.52)
Other income - termination fee	—	—	(1.56)	(0.82)	—	—	—
Foreign exchange (gain) loss	(0.02)	—	—	0.09	0.03	(0.03)	0.02

Operating income	$2.35	$2.39	$2.40	$2.19	$1.11	$4.78	$0.07

*	Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would prove to be anti-dilutive.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND

RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Six Months Ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	June 30, 2012	June 30, 2011

Opening shareholders’ equity	$3,245,821	$3,149,022	$3,003,074	$3,044,417	$2,950,953	$3,149,022	$3,075,820
Deduct: accumulated other comprehensive income	(2,325)	(14,484)	(17,796)	(23,095)	(32,963)	(14,484)	(57,135)

Adjusted opening shareholders’ equity	$3,243,496	$3,134,538	$2,985,278	$3,021,322	$2,917,990	$3,134,538	$3,018,685

Opening shareholders’ equity	$3,283,901	$3,245,821	$3,149,022	$3,003,074	$3,044,417	$3,283,901	$3,044,417
Deduct: accumulated other comprehensive income	(1,414)	(2,325)	(14,484)	(17,796)	(23,095)	(1,414)	(23,095)

Adjusted opening shareholders’ equity	$3,282,487	$3,243,496	$3,134,538	$2,985,278	$3,021,322	$3,282,487	$3,021,322

Average adjusted shareholders’ equity	$3,262,992	$3,189,017	$3,059,908	$3,003,300	$2,969,656	$3,208,513	$3,020,004

Net income (loss) available to shareholders	$96,351	$218,156	$183,100	$(10,972)	$93,800	$314,507	$102,420
Annualized net income (loss) available to shareholders	$385,404	$872,624	$732,400	$(43,888)	$375,200	$629,014	$204,840

Annualized return on average shareholders’ equity - net income (loss) available to shareholders	11.8%	27.4%	23.9%	(1.5%)	12.6%	19.6%	6.8%

Operating income available to shareholders	$87,318	$91,505	$94,681	$86,164	$44,189	$178,823	$2,842
Annualized operating income available to shareholders	$349,272	$366,020	$378,724	$344,656	$176,756	$357,646	$5,684

Annualized return on average shareholders’ equity - operating income available to shareholders	10.7%	11.5%	12.4%	11.5%	6.0%	11.1%	0.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of June 30, 2012	As of December 31, 2011	As of June 30, 2011

Price per share at period end	$79.47	$62.93	$57.58

Total shareholders’ equity	$3,283,901	$3,149,022	$3,044,417

Basic common shares outstanding	35,942,964	37,742,131	37,945,043

Add: unvested restricted share units	185,809	249,251	473,967

Add: performance based equity awards	510,530	889,939	920,164

Add: employee purchase plan	—	11,053	—

Add: dilutive options/warrants outstanding	1,365,245	1,525,853	1,124,438
Weighted average exercise price per share	$46.04	$45.72	$38.83
Deduct: options bought back via treasury method	(790,888)	(1,108,615)	(758,342)

Common shares and common share equivalents outstanding	37,213,660	39,309,612	39,705,270

Basic book value per common share	$91.36	$83.44	$80.23
Year-to-date percentage change in basic book value per common share	9.5%	4.0%

Diluted book value per common share	$88.24	$80.11	$76.68
Year-to-date percentage change in dilutive book value per common share	10.1%	4.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

NET INVESTMENT INCOME
Fixed maturity investments	$37,219	$50,648	$84,105	$101,594
Equity securities and other invested assets	8,644	5,015	12,718	7,211
Cash and cash equivalents	550	127	1,157	445
Expenses	(3,962)	(3,422)	(8,320)	(6,674)

Net investment income	$42,451	$52,368	$89,660	$102,576

NET REALIZED INVESTMENT GAINS
Gross realized gains on sale of invested assets	$52,775	$34,611	$91,944	$78,168
Gross realized losses on sale of invested assets	(14,762)	(3,330)	(36,669)	(25,262)
Net realized and unrealized (losses) gains on derivatives	(5,914)	(10,040)	770	(15,536)
Mark-to-market changes: debt securities trading	(24,287)	31,872	44,203	45,336
Mark-to-market changes: other invested assets and equity securities	851	5,765	41,996	26,548

Net realized investment gains	$8,663	$58,878	$142,244	$109,254

NET UNREALIZED GAINS ON INVESTMENTS
Opening balance	$3,577	$38,169	$17,619	$63,305
Closing balance	2,176	26,840	2,176	26,840

Change in net unrealized gains on investments	$(1,401)	$(11,329)	$(15,443)	$(36,465)

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$49,713	$99,917	$216,461	$175,365

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$42,451	$52,368	$89,660	$102,576
Annualized net investment income	169,804	209,472	179,320	205,152
Average aggregate invested assets, at cost	$8,102,826	$7,751,833	$8,080,393	$7,722,101

Annualized investment book yield	2.1%	2.7%	2.2%	2.7%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$49,713	$99,917	$216,461	$175,365
Average aggregate invested assets, at fair value	$8,276,111	$7,922,500	$8,203,819	$7,888,212

Financial statement portfolio return	0.6%	1.3%	2.6%	2.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REGULATION G

In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME

Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 22 for the reconciliation of operating income to net income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)

Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 23 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See page 22 for the reconciliation of net income to operating income and page 23 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE

The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 24 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See page 25 for the calculation of annualized investment book yield.